U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2007

GeoPetro Resources Company

(Exact name of registrant as specified in its charter)

CALIFORNIA	001-16749	94-3214487
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Maritime Plaza, Suite 700, San Francisco, CA  94111

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (415) 398-8186

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

The information set forth under Item 3.02 of this current report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 3.02  Unregistered Sale of Equity Securities

On August 13, 2007, GeoPetro Resources Company (“GeoPetro”) completed a sale in a private placement transaction to certain institutional and individual accredited investors, of 2,002,599 shares of its common stock, no par value per share and five-year warrants to purchase up to an aggregate of 600,779 shares of its common stock at an exercise price of $4.50 per share (“Investor Warrants”) for an aggregate purchase price of $7,710,006.  Attached hereto as Exhibits 4.1, 4.3 and 10.1 are copies of the Unit Subscription Agreement; form of Investor Warrant and Registration Rights Agreement.

GeoPetro paid a cash fee in the amount of $385,500 and granted a three-year warrant to purchase up to 60,078 shares of its common stock at an exercise price of $3.85 per share (“ECS Warrant”) to Energy Capital Solutions, LP (“ECS”), its placement agent in connection with the transaction.  Attached hereto as Exhibit 4.2 is a copy of the ECS Warrant.

Pursuant to the Registration Rights Agreement, GeoPetro is required to register the resale of the shares of common stock and common stock issuable upon exercise of the Investor Warrants which the investors acquired in the transaction.  Additionally, the Registration Rights Agreement provides for the issuance of additional shares of common stock to the investors, as liquidated damages, up to a maximum of 200,259, if a registration statement covering the investors’ securities acquired in the private placement (the “Registration Statement”) is not filed with, or subsequently declared effective by, the Securities and Exchange Commission (“SEC”) by certain dates, or does not remain in effect through a certain date.

The securities issued in the private placement transaction were issued pursuant to an exemption under Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder, as a transaction not involving a public offering.

Item 7.01  Regulation FD Disclosure

On August 14, 2007, GeoPetro issued a press release announcing the completion of the private placement transaction, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

4.1           Form of Common Stock Purchase Warrant issued to the investors

4.2           Form of ECS Warrant

4.3           Registration Rights Agreement

10.1         Form of Unit Subscription Agreement

99.1         Press Release dated August 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

GEOPETRO RESOURCES COMPANY
(Registrant)

Date: August 16, 2007	By:	/s/ Stuart J. Doshi
Stuart J. Doshi
President and Chief Executive Officer